AUGUST 8, 2019

SUPPLEMENT TO

The Hartford Dividend and Growth Fund SUMMARY PROSPECTUS

DATED MARCH 1, 2019

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.

Effective immediately, under the heading “Management” in the above referenced Summary Prospectus, the portfolio manager table is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Involved with Fund Since
Edward P. Bousa, CFA*	Senior Managing Director and Equity Portfolio Manager	2000
Matthew G. Baker	Senior Managing Director and Equity Portfolio Manager	2004
Nataliya Kofman	Managing Director and Equity Portfolio Manager	2006
Mark E. Vincent	Managing Director and Equity Research Analyst	2009
*	Edward P. Bousa, CFA announced his plan to retire, and effective June 30, 2020, he will no longer serve as a portfolio manager for the Fund. Mr. Bousa’s portfolio management responsibilities will transition to Mr. Baker in the months leading up to his departure.

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7488	August 2019